Accrued Liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
Schedule of accrued liabilities
Salary and payroll tax accrual	$ 6,601	$ 6,594	$ 5,851
Taxes payable	2,790	2,128	2,440
Accrued interest	4,064	2	8
License fee obligation	1,000	0	1,125
Placement fees payable	4,000	4,000	4,525
Accrued other	4,550	4,978	4,305
Total accrued liabilities	$ 23,005	$ 17,702	$ 18,254